Schedule of Investments (See Note 3)(Unaudited)

Salient MLP & Energy Infrastructure Fund

September 30, 2019

	Shares	Value (See Note 1)
Master Limited Partnerships and Related Companies: 96.8%
Gathering & Processing: 9.8%
United States: 9.8%
Altus Midstream Co.(a)	1,135,088	$3,212,299
Antero Midstream Corp.	2,151,837	15,923,594
Crestwood Equity Partners LP	132,306	4,830,492
Enable Midstream Partners LP	166,125	1,998,484
EnLink Midstream LLC(b)	1,278,596	10,868,066
Noble Midstream Partners LP	246,365	5,942,324
Targa Resources Corp.	838,278	33,673,627
Western Midstream Partners LP(b)	257,755	6,415,522

		82,864,408

Liquids Transportation & Storage: 31.1%
Canada: 17.9%
Enbridge, Inc.	2,040,047	71,564,849
Gibson Energy, Inc.	1,334,893	22,922,456
Inter Pipeline, Ltd.	880,771	15,456,788
TC Energy Corp.	797,570	41,306,150

		151,250,243

United States: 13.2%
BP Midstream Partners LP(b)	118,366	1,728,144
Genesis Energy LP	304,872	6,545,602
MPLX LP(b)	898,417	25,164,660
NGL Energy Partners LP(b)	470,027	6,538,076
Phillips 66 Partners LP	112,404	6,364,314
Plains All American Pipeline LP	505,423	10,487,527
Plains GP Holdings LP, Class A(a)	1,884,920	40,016,852
Shell Midstream Partners LP(b)	325,791	6,662,426
Tallgrass Energy LP	435,430	8,769,560

		112,277,161

Marine Midstream: 0.4%
Monaco: 0.4%
GasLog, Ltd.	264,724	3,401,703

Natural Gas Pipelines & Storage: 50.4%
Canada: 12.7%
Keyera Corp.	1,296,232	31,475,098
Pembina Pipeline Corp.	681,133	25,249,600
Pembina Pipeline Corp. (CAD)	1,361,416	50,465,441

		107,190,139

United States: 37.7%
Cheniere Energy, Inc.(a)	738,296	46,556,946
Energy Transfer LP	3,899,469	51,005,055
Enterprise Products Partners LP	2,401,050	68,622,009
Equitrans Midstream Corp.	606,850	8,829,667
Kinder Morgan, Inc.(b)	2,630,569	54,216,027
ONEOK, Inc.	443,985	32,717,255
Tellurian, Inc.(a)	232,800	1,935,732
UGI Corp.	43,905	2,207,104
Williams Cos., Inc.	2,199,769	52,926,442

		319,016,237

See accompanying Notes to Schedule of Investments.

Other Energy & Infrastructure: 4.3%
United States: 4.3%
Macquarie Infrastructure Corp.	396,243	15,639,711
NextEra Energy Partners LP(a)	190,018	10,040,551
Rattler Midstream LP(a)	611,714	10,900,744

		36,581,006

Refined Products: 0.8%
United States: 0.8%
Magellan Midstream Partners LP	100,323	6,648,405
Total Master Limited Partnerships and Related Companies (Cost $718,689,937)		819,229,302

Total Investments: 96.8% (Cost $718,689,937)		819,229,302
Other Assets and Liabilities: 3.2%		27,171,058

Total Net Assets: 100.0%		$846,400,360

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a)	Non-income producing security.
(b)

All or a portion of this security is held as collateral for the written call options. As of September 30, 2019, the total fair value of securities held as collateral for the written call options is $14,764,804.

Written Call Options:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
BP Midstream Partners LP	Morgan Stanley	$15	October 2019	236	$344,560	$(4,130)	$6,304
EnLink Midstream LLC	Morgan Stanley	$8	October 2019	3,189	2,710,650	(199,313)	(138,047)
Kinder Morgan, Inc.	Morgan Stanley	$21	October 2019	2,206	4,546,566	(40,811)	15,401
MPLX LP	Morgan Stanley	$29	October 2019	1,153	3,229,553	(25,943)	21,574
NGL Energy Partners LP	Morgan Stanley	$15	October 2019	2,350	3,268,850	(17,625)	86,271
Shell Midstream Partners LP	Morgan Stanley	$20	October 2019	325	664,625	(26,000)	15,668

					$14,764,804	$(313,822)	$7,171

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund invested in securities with exposure to the following countries as of September 30, 2019:

	Value	% of Total Investments
United States	$557,387,217	68.0%
Canada	258,440,382	31.6%
Monaco	3,401,703	0.4%

	$819,229,302	100.0%

See accompanying Notes to Schedule of Investments.

Salient MLP & Energy Infrastructure Fund invested in securities with exposure to the following industries as of September 30, 2019:

	Value	% of Total Investments
Natural Gas Pipelines & Storage	$426,206,376	52.0%
Liquids Transportation & Storage	263,527,404	32.2%
Gathering & Processing	82,864,408	10.1%
Other Energy & Infrastructure	36,581,006	4.5%
Refined Products	6,648,405	0.8%
Marine Midstream	3,401,703	0.4%

	$819,229,302	100.0%

See accompanying Notes to Schedule of Investments.

Schedule of Investments (See Note 3)(Unaudited)

Salient Tactical Plus Fund

September 30, 2019

	Contracts/Shares	Value (See Note 1)
Exchange-Traded Funds: 12.5%
United States: 12.5%
SPDR® S&P 500® ETF Trust	24,712	$7,333,780
Total Exchange-Traded Funds (Cost $7,335,016)		7,333,780

Money Market Fund: 99.8%
United States: 99.8%
Fidelity® Investments Money Market Portfolio - Institutional Class, 1.9%(a)	58,659,843	58,659,843

Total Money Market Fund (Cost $58,659,843)		58,659,843

Purchased Put Options: 0.1%
E-Mini S&P 500®	105	28,350
E-Mini S&P 500®	105	55,650

Total Purchased Put Options (Cost $148,347)		84,000

Total Investments: 112.4% (Cost $66,143,206)		66,077,623
Other Assets and Liabilities: (12.4)%(b)		(7,296,839)

Total Net Assets: 100.0%		$58,780,784

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a)	The rate shown is the 7-day effective as of September 30, 2019.
(b)	Includes cash which is being held as collateral for futures contracts and purchased options.

Investment Abbreviations:

S&P – Standard & Poor’s

Purchased Put Options:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500®	$2,850	October 2019	105	$15,627,885	$28,350	$(42,761)
E-Mini S&P 500®	$2,900	October 2019	105	15,627,885	55,650	(21,586)

				$31,255,770	$84,000	$(64,347)

Futures Contracts Purchased:

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/(Depreciation)
E-Mini S&P 500®	99	December 2019	$14,743,575	$(14,726)

			$14,743,575	$(14,726)

See accompanying Notes to Schedule of Investments.

Salient Tactical Plus Fund invested in the following asset categories as of September 30, 2019:

	Value	% of Total Investments
Money Market Fund	$58,659,843	88.8%
Exchange-Traded Funds	7,333,780	11.1%
Purchased Put Options	84,000	0.1%

	$66,077,623	100.0%

Salient Tactical Plus Fund invested in securities with exposure to the following countries as of September 30, 2019:

	Value	% of Total Investments
United States	$66,077,623	100.0%

	$66,077,623	100.0%

See accompanying Notes to Schedule of Investments.

Salient MF Trust

Notes to Schedules of Investments (Unaudited)

September 30, 2019

1. SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services- Investment Companies”.

(b) PORTFOLIO VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has authorized Salient Advisors, L.P. (“Salient Advisor”) and Salient Capital Advisors, LLC (“SCA”) to each establish a valuation committee (the “Advisor Valuation Committee”), which includes representatives from each Fund’s investment advisor. The Advisor Valuation Committee’s function, subject to the oversight of the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by Salient Advisor, SCA, or ALPS Fund Services, Inc., the Funds’ independent administrator (the “Administrator”).

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Funds are valued as follows:

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market or a market’s official closing price on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the valuation date, or if there is no sale on the valuation date, at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the Board. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Fair value determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Advisor Valuation Committee determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what the Advisor Valuation Committee believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also determine the fair value of securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period.

DERIVATIVES—Exchange traded futures contracts are valued using quoted closing prices from the national exchange on which they are principally traded. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time.

Forward currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Options that are listed on a securities exchange are generally valued on the valuation date at the mean of the closing bid and ask price of the posted market on the exchange on which they are listed. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Options traded on an over-the-counter market are generally valued using the mean of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time.

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board.

OTHER—Investments in open-end RICs that do not trade on an exchange are valued at the end of day NAV per share. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Advisor Valuation

Committee, in consultation with the Administrator or the advisor, will determine, in good faith, the fair value of the RIC or other security. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures.

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME

For financial statement purposes, security transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholders transactions may arise. Realized gains and losses on sales of securities are reported using the specific identification cost basis. Interest income, adjusted for accretion of discounts and amortization of premiums, is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. Distributions received from a Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLP.

(d) FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

(e) MASTER LIMITED PARTNERSHIPS (“MLPs”)

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. Salient MLP & Energy Infrastructure Fund (“MLP Energy Fund”) invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited-liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. MLP Energy Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) RESTRICTED SECURITIES

MLP Energy Fund may invest up to 15% of its total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

As of September 30, 2019, MLP Energy Fund did not hold restricted securities.

(g) SHORT SALES

Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. No Funds held securities sold short as of September 30, 2019.

(h) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Funds may invest in derivatives in order to meet their investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period-end are presented in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

Futures: Salient Tactical Plus Fund (“Tactical Plus Fund”) invests in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

Options Writing/Purchasing: MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Tactical Plus Fund may purchase and write put and call options on broad-based stock indices and on individual securities as part of its investment strategy and for hedging purposes.

A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. A put option gives the holder of such put option the right to sell the underlying security to the writer of such put option at a specified price at any time during the term of the option. When purchasing options, the Funds pay a premium which is recorded as the cost basis of the option and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When Funds write an option, an amount equal to the net premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

Swap Agreements: A Fund may enter into equity, interest rate, index, currency rate, and other types of swap agreements in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. No Funds invested in such swap agreements during the nine months ended September 30, 2019, and no Funds held swap agreements as of September 30, 2019.

(i) CASH MANAGEMENT TRANSACTIONS

The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

(j) CFTC REGULATION

The CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to MLP Energy Fund, SCA has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, MLP Energy Fund is not currently subject to registration or regulation as commodity pools under the CEA.

With respect to Tactical Plus Fund, Salient Advisor has not made an initial filing under CFTC Regulation 4.5 of the CEA. Salient Advisor meets the definition of a commodity pool operator with respect to this Fund, and it will be subject to regulation by the CFTC as a commodity pool.

2. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their net asset value daily and classified as Level 1.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Funds’ investments and derivative financial instruments categorized in the disclosure hierarchy as of September 30, 2019:

Investments in Securities	Level 1	Level 2	Level 3	Total
MLP Energy Fund
Master Limited Partnerships and Related Companies(a)	$819,229,302	$—	$—	$819,229,302

Total	$819,229,302	$—	$—	$819,229,302

Tactical Plus Fund
Exchange Traded Funds(a)	$7,333,780	$—	$—	$7,333,780
Money Market Fund	58,659,843	—	—	58,659,843
Purchased Options	84,000	—	—	84,000

Total	$66,077,623	$—	$—	$66,077,623

(a)	For detailed descriptions of industry or country, see the accompanying Schedule of Investments.

Other Financial Instruments(b)	Level 1	Level 2	Level 3	Total
MLP Energy Fund
Assets
Written Options	$145,218	$—	$—	$145,218
Liabilities
Written Options	(138,047)	—	—	(138,047)

Total	$7,171	$—	$—	$7,171

Tactical Plus Fund
Liabilities
Futures Contracts	(14,726)	—	—	(14,726)

Total	$(14,726)	$—	$—	$(14,726)

(a)

Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as forward foreign currency exchange contracts, futures contracts, swap agreements, securities sold short and written options. These investments are generally presented as other assets and liabilities in the Schedules of Investments at the unrealized gain or loss on the investment.

For the nine months ended September, 2019, no Funds had transfers out of or into Level 3 and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

3. SCHEDULE OF INVESTMENTS

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

4. AFFILIATED COMPANIES

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control. During the nine months ended September 30, 2019, no funds owned 5% or more of the outstanding voting shares of any securities.

5. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Schedules of Investments as of September 30, 2019.